Exhibit 99.2

Supplemental Investor Package Second Quarter 2016 Investor Contact: Dale A. Thatcher Tel: 973-948-3000 Investor.Relations@Selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Balance Sheet Data

(unaudited)

	June 30,				June 30,				December 31,
($ in thousands, except per share data)	2016				2015				2015
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$3,132,689		3,135,192	80,119	$2,782,479		2,785,884	36,643	$2,955,001		2,957,427	8,276
Government and Municipal bonds	1,699,394		1,703,655	92,059	1,658,198		1,666,636	35,307	1,654,556		1,660,320	55,901
Total fixed income securities	4,832,083		4,838,847	172,178	4,440,677		4,452,520	71,950	4,609,557		4,617,747	64,177
Equities	152,938		152,938	26,057	228,883		228,883	10,745	207,051		207,051	13,235
Short-term investments	205,451		205,451	-	168,349		168,349	-	194,819		194,819	-
Other investments	76,051		76,051	-	85,420		85,420	-	77,842		77,842	-
Total invested assets	$5,266,523		5,273,287	198,235	4,923,329		4,935,172	82,695	5,089,269		5,097,459	77,412

Invested assets per $ of stockholders' equity	3.39				3.76				3.64

Total assets	7,189,641				6,777,952				6,904,433

Liabilities:
Reserve for loss and loss expenses	3,590,169				3,535,433				3,517,728
Unearned premium reserve	1,263,450				1,177,901				1,169,710

Total liabilities	5,636,904				5,467,639				5,506,392

Stockholders' equity	1,552,737				1,310,313				1,398,041

Total debt to capitalization ratio	20.0%				22.8%				21.7%

Book value per share	26.86				22.95				24.37

Book value per share excluding
unrealized gain or loss on fixed income portfolio	25.00				22.26				23.74

NPW per insurance segment employee	1,011				945				979

Statutory premiums to surplus ratio	1.4	x			1.5	x			1.5	x

Statutory surplus	1,506,535				1,344,630				1,426,320

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Income Statement Data

(unaudited)

		Quarter Ended June 30,				Year-to-Date June 30,
	($ in thousands, except per share amounts)	2016		2015		2016		2015
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$568,747		$521,973		$1,120,221		$1,045,865
	Operating income	42,454	0.72	35,991	0.62	81,244	1.39	63,425	1.10
	Net realized gains (losses), after tax	1,147	0.02	(2,223)	(0.04)	(611)	(0.01)	10,051	0.17
	Net income	43,601	0.74	33,768	0.58	80,633	1.38	73,476	1.27
	Return on equity	11.5%		10.3%		10.9%		11.4%
	Operating return on equity	11.2%		11.0%		11.0%		9.8%

	Total Insurance Operations
	Gross premiums written	673,650		626,368		1,326,248		1,231,232
	Net premiums written	578,140		532,133		1,143,499		1,050,221
	Net premiums earned	531,932		490,309		1,054,390		966,432
Underwriting gain	- before tax	43,777		29,124		84,732		55,145
	- after tax	28,455	0.49	18,930	0.33	55,076	0.94	35,844	0.62
	GAAP combined ratio	91.8%		94.1%		92.0%		94.3%

	Standard Commercial Lines
	Net premiums earned	411,277		377,205		814,166		742,738
	GAAP combined ratio	90.2%		90.7%		91.3%		91.2%
	Standard Personal Lines
	Net premiums earned	70,824		72,071		141,029		144,550
	GAAP combined ratio	91.4%		106.5%		89.6%		104.9%
	Excess and Surplus Lines
	Net premiums earned	49,831		41,033		99,195		79,144
	GAAP combined ratio	105.1%		103.6%		101.1%		103.8%

	Investments
Net investment income	- before tax	31,182		32,230		61,951		59,147
	- after tax	23,525	0.40	24,779	0.43	47,085	0.80	45,987	0.80
	Effective tax rate	24.6%		23.1%		24.0%		22.2%
	Annualized after-tax yield on investment portfolio					1.8%		1.9%
	Annualized after-tax, after-interest expense yield					1.5%		1.6%
	Invested assets per $ of stockholders' equity					3.39		3.76

	Other expenses (net of other income)
Interest expense	- before tax	(5,620)		(5,612)		(11,226)		(11,216)
	- after tax	(3,653)	(0.06)	(3,649)	(0.06)	(7,297)	(0.12)	(7,291)	(0.13)

	Other expense - after tax	$(5,873)	(0.11)	$(4,069)	(0.08)	$(13,620)	(0.23)	$(11,115)	(0.19)

	Diluted weighted avg shares outstanding	58,598		57,805		58,552		57,761

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

Second Quarter
($ in thousands)	Quarter Ended June 30, 2016				Quarter Ended June 30, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	449,008	75,576	53,556	578,140	410,821	75,986	45,326	532,133
Net Premiums Earned	411,277	70,824	49,831	531,932	377,205	72,071	41,033	490,309
Loss and Loss Expense Incurred	221,618	42,212	34,649	298,479	210,088	53,933	27,540	291,561
Net Underwriting Expenses Incurred	147,868	22,487	17,703	188,058	130,032	22,793	14,955	167,780
Dividends to Policyholders	1,618	-	-	1,618	1,844	-	-	1,844
GAAP Underwriting Gain (Loss)	40,173	6,125	(2,521)	43,777	35,241	(4,655)	(1,462)	29,124

GAAP Ratios
Loss and Loss Expense Ratio	53.9%	59.6%	69.5%	56.1%	55.7%	74.8%	67.1%	59.5%
Underwriting Expense Ratio	35.9%	31.8%	35.6%	35.4%	34.5%	31.7%	36.5%	34.2%
Dividends to Policyholders Ratio	0.4%	0.0%	0.0%	0.3%	0.5%	0.0%	0.0%	0.4%
Combined Ratio	90.2%	91.4%	105.1%	91.8%	90.7%	106.5%	103.6%	94.1%

Year-to-Date
($ in thousands)	Year-to-Date June 30, 2016				Year-to-Date June 30, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	904,071	137,545	101,883	1,143,499	826,079	141,010	83,132	1,050,221
Net Premiums Earned	814,166	141,029	99,195	1,054,390	742,738	144,550	79,144	966,432
Loss and Loss Expense Incurred	444,968	81,907	68,748	595,623	416,236	106,902	53,422	576,560
Net Underwriting Expenses Incurred	294,822	44,392	31,550	370,764	257,856	44,769	28,733	331,358
Dividends to Policyholders	3,271	-	-	3,271	3,369	-	-	3,369
GAAP Underwriting Gain (Loss)	71,105	14,730	(1,103)	84,732	65,277	(7,121)	(3,011)	55,145

GAAP Ratios
Loss and Loss Expense Ratio	54.7%	58.1%	69.3%	56.5%	56.0%	74.0%	67.5%	59.7%
Underwriting Expense Ratio	36.2%	31.5%	31.8%	35.2%	34.7%	30.9%	36.3%	34.3%
Dividends to Policyholders Ratio	0.4%	0.0%	0.0%	0.3%	0.5%	0.0%	0.0%	0.3%
Combined Ratio	91.3%	89.6%	101.1%	92.0%	91.2%	104.9%	103.8%	94.3%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

June 2016 (unaudited)

	Quarter Ended		%	Year-to-Date		%
	June	June	Increase	June	June	Increase
($ in thousands, except per share data)	2016	2015	(Decrease)	2016	2015	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$31,753	30,659	4	$63,397	61,626	3
Short-term	142	23	517	301	48	527
Other Investments	(611)	1,422	(143)	(1,677)	(2,118)	21
Dividends	2,204	2,384	(8)	4,434	4,176	6
	33,488	34,488	(3)	66,455	63,732	4

Investment Expense	2,306	2,258	2	4,504	4,585	(2)

Net Investment Income Before Tax	31,182	32,230	(3)	61,951	59,147	5

Tax	7,657	7,451	3	14,866	13,160	13

Net Investment Income After Tax	$23,525	24,779	(5)	$47,085	45,987	2

Net Investment Income per Share	$ 0.40	0.43	(7)	$ 0.80	0.80	0

Effective Tax Rate	24.6%	23.1%		24.0%	22.2%

Average Yields :

Fixed Income Securities:
Pre Tax				2.69%	2.79%
After Tax				2.01%	2.12%

Portfolio:
Pre Tax				2.39%	2.43%
After Tax				1.82%	1.89%

	Quarter Ended			Year-to-Date
	June	June		June	June
Net Realized Gains (Losses)	2016	2015		2016	2015
Fixed Income Securities	171	288		(219)	667
Equity Securities	1,594	(3,708)		(716)	15,450
Other Investments	-	-		(4)	(654)

Total	1,765	(3,420)		(939)	15,463
Net of Tax	1,147	(2,223)		(611)	10,051

As of June 30, 2016 year-to-date new money rates for fixed income securities were 3.0% on a pre-tax basis and 2.1% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Quarter Ended June 2016 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2016	2015	Gain (Loss)
Standard Personal Lines:

Homeowners	$35,993	(0.8)%	$33,411	(0.9)%	40.2%	8.8%	35.3%	0.0%	84.4%	114.3%	$4,308
Auto	37,956	0.1%	35,881	(2.3)%	58.7%	11.4%	34.2%	0.0%	104.3%	106.4%	(2,248)
Other (including flood)	1,627	(8.7)%	1,532	(4.3)%	68.1%	(23.9)%	(173.5)%	0.0%	(129.2)%	(93.1)%	2,503
Total	$75,576	(0.5)%	$70,824	(1.7)%	50.2%	9.4%	30.3%	0.0%	89.9%	105.4%	$5,737

Standard Commercial Lines:

Commercial property	$79,354	12.2%	$73,591	10.6%	35.4%	5.0%	37.5%	0.3%	78.2%	95.3%	$13,883
Workers compensation	79,074	4.8%	75,251	6.1%	43.6%	14.1%	28.7%	1.3%	87.7%	89.2%	8,167
General liability	145,489	8.1%	129,283	8.5%	34.4%	13.9%	35.0%	0.2%	83.5%	77.6%	15,696
Auto	108,888	12.2%	98,896	11.5%	64.4%	9.9%	32.5%	0.2%	107.0%	100.6%	(10,191)
Businessowners' policies	25,275	7.2%	24,651	6.4%	33.3%	11.5%	37.6%	0.0%	82.4%	108.6%	4,114
Bonds	6,846	17.7%	5,665	11.0%	12.8%	7.4%	54.3%	0.0%	74.6%	86.6%	800
Other	4,082	14.9%	3,940	10.9%	0.3%	0.2%	55.9%	0.0%	56.4%	55.8%	1,639
Total	$449,008	9.3%	$411,277	9.0%	42.8%	11.0%	34.4%	0.4%	88.6%	90.1%	$34,107

E&S	$53,556	18.2%	$49,831	21.4%	49.1%	20.5%	33.1%	0.0%	102.7%	102.7%	$(2,571)

Total Insurance Operations	$578,140	8.6%	$531,932	8.5%	44.3%	11.7%	33.8%	0.3%	90.1%	93.5%	$37,274

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	$241,720	$224,744
	LAE Paid	51,045	49,067
	Total Paid	$292,765	$273,811

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Year-to-Date June 2016 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2016	2015	Gain (Loss)
Standard Personal Lines:

Homeowners	$62,566	(2.8)%	$66,311	(1.7)%	38.6%	8.4%	38.0%	0.0%	85.0%	113.8%	$11,380
Auto	71,979	(2.1)%	71,661	(2.8)%	58.2%	11.2%	35.1%	0.0%	104.5%	106.5%	(3,368)
Other (including flood)	3,000	(4.7)%	3,057	(8.7)%	64.3%	(31.8)%	(168.6)%	0.0%	(136.1)%	(103.0)%	7,119
Total	$137,545	(2.5)%	$141,029	(2.4)%	49.1%	9.0%	32.0%	0.0%	90.1%	105.2%	$15,131

Standard Commercial Lines:

Commercial property	$154,998	9.4%	$143,769	9.7%	41.4%	4.8%	38.6%	0.4%	84.8%	96.9%	$17,483
Workers compensation	170,386	7.0%	151,251	8.5%	41.8%	14.0%	27.3%	1.1%	84.3%	89.9%	18,531
General liability	290,195	9.5%	257,368	9.9%	35.5%	12.6%	35.0%	0.2%	83.4%	75.3%	31,106
Auto	217,096	12.1%	194,315	11.0%	63.9%	9.4%	32.4%	0.3%	106.0%	100.0%	(19,021)
Businessowners' policies	50,069	4.7%	48,555	5.8%	38.2%	11.5%	38.9%	0.0%	88.6%	113.6%	4,961
Bonds	12,771	15.8%	11,129	10.1%	12.8%	7.4%	57.5%	0.0%	77.8%	85.6%	1,526
Other	8,556	13.0%	7,779	10.8%	(0.4)%	0.2%	55.3%	0.0%	55.1%	53.9%	3,064
Total	$904,071	9.4%	$814,166	9.6%	44.0%	10.5%	34.2%	0.4%	89.1%	89.9%	$57,650

E&S	$101,883	22.6%	$99,195	25.3%	49.3%	20.0%	31.3%	0.0%	100.6%	102.5%	$(1,475)

Total Insurance Operations	$1,143,499	8.9%	$1,054,390	9.1%	45.2%	11.2%	33.7%	0.3%	90.4%	93.2%	$71,306

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	$452,393	$419,110
	LAE Paid	97,169	94,061
	Total Paid	$549,562	$513,171

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$2,104	3.0%	$8,279	11.5%	$4,329	3.1%	$14,597	10.1%

Standard Commercial Lines	$3,623	0.9%	$13,609	3.6%	$15,272	1.9%	$32,258	4.3%

E&S	$2,689	5.4%	$2,092	5.1%	$3,184	3.2%	$2,444	3.1%

Total Insurance Operations	$8,416	1.6%	$23,980	4.9%	$22,785	2.2%	$49,299	5.1%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$-	0.0%	$-	0.0%	$-	0.0%	$-	0.0%

Standard Commercial Lines	$(12,000)	(2.9)%	$(21,000)	(5.6)%	$(30,000)	(3.7)%	$(42,000)	(5.7)%

E&S	$2,000	4.0%	$1,000	2.4%	$3,000	3.0%	$2,000	2.5%

Total Insurance Operations	$(10,000)	(1.9)%	$(20,000)	(4.1)%	$(27,000)	(2.6)%	$(40,000)	(4.1)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Consolidated Balance Sheets

	Unaudited
($ in thousands, except share amounts)	June 30, 2016	December 31, 2015
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $167,061 – 2016; $209,544 – 2015)	$160,297	201,354
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,506,580 – 2016; $4,352,514 – 2015)	4,671,786	4,408,203
Equity securities, available-for-sale – at fair value (cost: $126,881 – 2016; $193,816 – 2015)	152,938	207,051
Short-term investments (at cost which approximates fair value)	205,451	194,819
Other investments	76,051	77,842
Total investments	5,266,523	5,089,269
Cash	1,530	898
Interest and dividends due or accrued	39,941	38,501
Premiums receivable, net of allowance for uncollectible accounts of: $4,624 – 2016; $4,422 – 2015	706,555	615,164
Reinsurance recoverables, net of allowance for uncollectible accounts of: $6,100 – 2016; $5,700 – 2015	592,423	561,968
Prepaid reinsurance premiums	145,520	140,889
Deferred federal income tax	47,696	92,696
Property and equipment – at cost, net of accumulated depreciation and amortization of: $193,997 – 2016; $188,548 – 2015	68,573	65,701
Deferred policy acquisition costs	228,554	213,159
Goodwill	7,849	7,849
Other assets	84,477	78,339
Total assets	$7,189,641	6,904,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,590,169	3,517,728
Unearned premiums	1,263,450	1,169,710
Short-term debt	60,000	60,000
Long-term debt	328,433	328,192
Current federal income tax	8,670	7,442
Accrued salaries and benefits	118,733	167,336
Other liabilities	267,449	255,984
Total liabilities	$5,636,904	5,506,392

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 101,451,214 – 2016; 100,861,372 – 2015	202,903	201,723
Additional paid-in capital	340,109	326,656
Retained earnings	1,509,242	1,446,192
Accumulated other comprehensive income (loss)	72,007	(9,425)
Treasury stock – at cost (shares: 43,638,649 – 2016; 43,500,642 – 2015)	(571,524)	(567,105)
Total stockholders’ equity	$1,552,737	1,398,041
Commitments and contingencies
Total liabilities and stockholders’ equity	$7,189,641	6,904,433

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Unaudited Consolidated Statements of Income

	Quarter Ended June 30,		Six Months Ended June 30,
($ in thousands, except per share amounts)	2016	2015	2016	2015
Revenues:
Net premiums earned	$531,932	490,309	1,054,390	966,432
Net investment income earned	31,182	32,230	61,951	59,147
Net realized gains (losses):
Net realized investment gains	2,314	1,031	3,203	22,008
Other-than-temporary impairments	(559)	(4,451)	(4,152)	(6,545)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	10	—	10	—
Total net realized gains (losses)	1,765	(3,420)	(939)	15,463
Other income	3,868	2,854	4,819	4,823
Total revenues	568,747	521,973	1,120,221	1,045,865

Expenses:
Loss and loss expense incurred	298,479	291,561	595,623	576,560
Policy acquisition costs	190,731	169,770	373,958	334,493
Interest expense	5,620	5,612	11,226	11,216
Other expenses	11,606	8,265	25,228	20,541
Total expenses	506,436	475,208	1,006,035	942,810

Income before federal income tax	62,311	46,765	114,186	103,055

Federal income tax expense:
Current	18,318	7,733	32,402	19,987
Deferred	392	5,264	1,151	9,592
Total federal income tax expense	18,710	12,997	33,553	29,579

Net income	$43,601	33,768	80,633	73,476

Earnings per share:
Basic net income	$0.75	0.59	1.40	1.29

Diluted net income	$0.74	0.58	1.38	1.27

Dividends to stockholders	$0.15	0.14	0.30	0.28

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Unaudited Consolidated Statements of Comprehensive Income

	Quarter Ended June 30,		Six Months Ended June 30,
($ in thousands)	2016	2015	2016	2015
Net income	$43,601	33,768	80,633	73,476

Other comprehensive income (loss), net of tax:
Unrealized gains on investment securities:
Unrealized holding gains (losses) arising during period	36,188	(39,160)	78,917	(23,574)
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	(6)	—	(6)	—
Amounts reclassified into net income:
Held-to-maturity securities	(12)	(120)	(59)	(290)
Non-credit other-than-temporary impairments	—	—	—	232
Realized (gains) losses on available-for-sale securities	(1,145)	2,225	609	(10,707)
Total unrealized gains (losses) on investment securities	35,025	(37,055)	79,461	(34,339)

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	985	1,111	1,971	2,222
Total defined benefit pension and post-retirement plans	985	1,111	1,971	2,222
Other comprehensive income (loss)	36,010	(35,944)	81,432	(32,117)
Comprehensive income (loss)	$79,611	(2,176)	162,065	41,359

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Unaudited Consolidated Statements of Stockholders’ Equity

	Six Months Ended June 30,
($ in thousands)	2016	2015
Common stock:
Beginning of year	$201,723	199,896
Dividend reinvestment plan (shares: 20,808 – 2016; 26,843 – 2015)	42	54
Stock purchase and compensation plans (shares: 569,034 – 2016; 611,076 – 2015)	1,138	1,222
End of period	202,903	201,172

Additional paid-in capital:
Beginning of year	326,656	305,385
Dividend reinvestment plan	696	677
Stock purchase and compensation plans	12,757	11,233
End of period	340,109	317,295

Retained earnings:
Beginning of year	1,446,192	1,313,440
Net income	80,633	73,476
Dividends to stockholders ($0.30 per share – 2016; $0.28 per share – 2015)	(17,583)	(16,235)
End of period	1,509,242	1,370,681

Accumulated other comprehensive income (loss):
Beginning of year	(9,425)	19,788
Other comprehensive income (loss)	81,432	(32,117)
End of period	72,007	(12,329)

Treasury stock:
Beginning of year	(567,105)	(562,923)
Acquisition of treasury stock (shares: 138,007 – 2016; 129,352 – 2015)	(4,419)	(3,583)
End of period	(571,524)	(566,506)
Total stockholders’ equity	$1,552,737	1,310,313

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Unaudited Consolidated Statements of Cash Flow

	Six Months Ended June 30,
($ in thousands)	2016	2015
Operating Activities
Net income	$80,633	73,476

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,155	29,085
Stock-based compensation expense	7,203	6,049
Undistributed losses of equity method investments	1,677	2,117
Net realized losses (gains)	939	(15,463)

Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	41,986	66,609
Increase in unearned premiums, net of prepaid reinsurance	89,109	83,789
Decrease in net federal income taxes	2,380	19,232
Increase in premiums receivable	(91,391)	(88,813)
Increase in deferred policy acquisition costs	(15,395)	(17,616)
(Increase) decrease in interest and dividends due or accrued	(1,030)	395
Decrease in accrued salaries and benefits	(48,603)	(18,171)
Increase in other assets	(3,877)	(743)
(Decrease) increase in other liabilities	(34,659)	25,651
Net adjustments	(21,506)	92,121
Net cash provided by operating activities	59,127	165,597

Investing Activities
Purchase of fixed income securities, available-for-sale	(411,538)	(463,758)
Purchase of fixed income securities, held-to-maturity	(4,235)	—
Purchase of equity securities, available-for-sale	(16,796)	(177,386)
Purchase of other investments	(17,734)	(2,947)
Purchase of short-term investments	(691,496)	(732,278)
Sale of fixed income securities, available-for-sale	22,114	22,323
Sale of short-term investments	680,865	695,901
Redemption and maturities of fixed income securities, held-to-maturity	44,615	68,704
Redemption and maturities of fixed income securities, available-for-sale	264,244	254,995
Sale of equity securities, available-for-sale	83,793	135,548
Distributions from other investments	13,380	17,840
Purchase of property and equipment	(8,187)	(7,591)
Net cash used in investing activities	(40,975)	(188,649)

Financing Activities
Dividends to stockholders	(16,569)	(15,211)
Acquisition of treasury stock	(4,419)	(3,583)
Net proceeds from stock purchase and compensation plans	4,368	4,037
Proceeds from borrowings	55,000	15,000
Repayments of borrowings	(55,000)	—
Excess tax benefits from share-based payment arrangements	1,761	1,549
Repayments of capital lease obligations	(2,661)	(2,331)
Net cash used in financing activities	(17,520)	(539)
Net increase (decrease) in cash	632	(23,591)
Cash, beginning of year	898	23,959
Cash, end of period	$1,530	368

 Selective Insurance Group, Inc.

 Combined Insurance Company Subsidiaries

 Statutory Balance Sheets

 (unaudited)

	June 30,	June 30,	December 31,
($ in thousands)	2016	2015	2015

ASSETS
Bonds	$4,604,199	4,317,425	4,491,136
Common stocks	139,419	211,119	194,789
Preferred stocks	12,950	17,742	11,856
Affiliated mortgage loan	34,749	35,567	35,163
Other investments	124,004	137,366	128,788
Short-term investments	177,354	144,696	165,678
Total investments	5,092,675	4,863,915	5,027,410

Cash on hand and in banks	(18,294)	(27,701)	(34,378)
Interest and dividends due and accrued	39,892	38,438	38,466
Premiums receivable	700,827	644,590	609,146
Reinsurance recoverable on paid losses and expenses	15,482	7,224	10,949
Deferred tax recoverable	152,565	140,904	142,066
EDP equipment	448	406	390
Equities and deposits in pools and associations	11,827	10,930	10,920
Receivable for sold securities	2,295	3,695	17
Other assets	27,075	25,226	28,300
Total assets	$6,024,792	5,707,627	5,833,286

LIABILITIES
Reserve for losses	$2,450,518	2,438,075	2,426,583
Reinsurance payable on paid loss and loss expense	3,337	3,301	2,841
Reserve for loss expenses	546,060	518,171	525,322
Unearned premiums	1,117,930	1,032,615	1,028,820
Reserve for commissions payable	74,020	62,229	89,740
Ceded balances payable	35,741	28,475	37,222
Federal income tax payable	17,505	15,291	25,644
Premium and other taxes payable	21,474	23,076	23,998
Borrowed money	60,029	60,029	60,031
Reserve for dividends to policyholders	7,225	5,192	5,805
Reserves for unauthorized reinsurance	2,030	7,661	2,030
Payable for securities	51,981	15,929	6,204
Funds withheld on account of others	7,490	7,503	6,806
Accrued salaries and benefits	59,827	53,551	77,933
Other liabilities	63,090	91,899	87,987
Total liabilities	4,518,257	4,362,997	4,406,966

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	970,941	809,036	890,726
Total policyholders' surplus	1,506,535	1,344,630	1,426,320
Total liabilities and policyholders' surplus	$6,024,792	5,707,627	5,833,286

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Statements Of Income

(unaudited)

	Quarter Ended				Six Months Ended
	June				June
($ in thousands)	2016		2015		2016		2015
UNDERWRITING
Net premiums written	$578,140		532,133		1,143,499		1,050,221

Net premiums earned	531,932		490,309		1,054,390		966,432

Net losses paid	241,720		224,744		452,393		419,110
Change in reserve for losses	(5,768)		5,530		23,935		39,544
Net losses incurred	235,952	44.3%	230,274	47.0%	476,328	45.2%	458,654	47.5%

Net loss expenses paid	51,045		49,067		97,169		94,061
Change in reserve for loss expenses	11,111		12,418		20,738		24,661
Net loss expenses incurred	62,156	11.7%	61,485	12.5%	117,907	11.2%	118,722	12.2%

Net underwriting expenses incurred	198,201	34.4%	180,898	33.9%	389,118	34.0%	351,836	33.5%

Total deductions	496,309		472,657		983,353		929,212
Statutory underwriting gain	35,623		17,652		71,037		37,220

Net loss from premium balances charged off	(633)		(703)		(1,324)		(1,313)
Finance charges and other income	3,902		2,922		4,864		4,916
Total other income	3,269	-0.6%	2,219	-0.3%	3,540	-0.3%	3,603	-0.3%
Policyholders' dividends incurred	(1,618)	0.3%	(1,844)	0.4%	(3,271)	0.3%	(3,369)	0.3%
Total underwriting gain	37,274	90.1%	18,027	93.5%	71,306	90.4%	37,454	93.2%

INVESTMENT
Net investment income earned	30,899		32,155		61,522		59,282
Net realized gain	1,762		(3,422)		(942)		15,461
Total income before income tax	69,935		46,760		131,886		112,197

Federal income tax expense	21,902		12,530		38,505		19,791

Net income	$48,033		34,230		93,381		92,406

Policyholders' Surplus
Surplus, beginning of period	$1,461,326		1,322,422		1,426,320		1,307,842

Net income	48,033		34,230		93,381		92,406
Change in deferred taxes	1,149		(1,959)		1,501		(12,153)
Change in net unrealized capital gains / (losses)	2,926		(637)		8,237		(13,547)
Dividends to stockholders	(15,253)		(14,438)		(30,507)		(28,876)
Change in non-admitted assets	6,924		3,398		4,742		(4,271)
Change in Overfunded Contra Asset	(22,653)		(280)		(23,700)		(561)
Qual Pen Trans Liab	24,061		1,843		26,517		3,689
Excess Plan Trans Liab	19		43		38		86
PRL Plan Trans Liab	3		8		6		15

Net change in surplus for period	45,209		22,208		80,215		36,788

Surplus, end of period	$1,506,535		1,344,630		1,506,535		1,344,630

Statutory underwriting gain	$37,274		18,027		71,306		37,454

Adjustments under GAAP:
Deferred policy acquisition costs	7,606		11,268		15,395		17,616
Other, net	(1,103)		(171)		(1,969)		75
GAAP underwriting gain	$43,777		29,124		84,732		55,145

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
June 30, 2016
(unaudited)

	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private Equity	10	118,498,351	34,116,513	28,438,848
Private Credit	7	80,000,000	23,242,735	23,336,118
Real Assets	7	100,000,000	30,273,409	14,132,399
TOTAL - ALTERNATIVE INVESTMENTS	24	298,498,351	87,632,657	65,907,365

Exhibit may not foot due to rounding